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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               February 26, 2003
                                 Date of Report
                           (Earliest Reported Event)

                        MEDIALINK WORLDWIDE INCORPORATED
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21989


        Delaware                                       52-1481284
(State or other jurisdiction of           (IRS Employer Identification No.)
incorporation or jurisdiction)


 708 Third Avenue
   New York, NY                                     10017
(Address of principal                             (Zip Code)
 executive offices)

                                 (212) 682-8300
               Registrant's telephone number, including area code:

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         (Former names or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to its growth plans for its Teletrax service and to meet the needs of its initial clients, Reuters Television and NBC News Channel, the Company expects to expand its electronic tracking network. As a result of this expansion, the Company expects to incur losses on its Teletrax service of approximately $1,600,000 for the year ended December 31, 2003. Additionally, the Company expects to make capital expenditures of approximately $1,000,000, primarily on the roll-out of the Teletrax network for the year ended December 31, 2003.

In addition, the Company expects to make capital expenditures in the ordinary course of business of approximately $1,000,000 during the year ended December 31, 2003.

On February 25, 2003, Medialink Worldwide Incorporated issued the press release attached as Exhibit 99.1

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2003               MEDIALINK WORLDWIDE INCORPORATED

                                       /s/ Laurence Moskowitz
                                       -------------------------------------
                                       Name:  Laurence Moskowitz
                                       Title: Chairman, President and
                                              Chief Executive Officer




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                                  Exhibit Index


Exhibit Number       Description

99.1                 Medialink's February 25, 2003 earnings release.